UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04318

The American Funds Income Series
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

[photo of the Abraham Lincoln Monument - a worker on a ladder cleaning the monument]

U.S. Government Securities Fund

Updating the fund’s investment guidelines

Annual report for the year ended August 31, 2006

U.S. Government Securities FundSM seeks a high level of current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations guaranteed or sponsored by the United States government. The fund may also invest in nongovernment issues rated Aaa/AAA or equivalent.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2006 (the most recent calendar quarter):

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	-0.99%	+2.72%	+4.97%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 18 and 19 for details.

The fund’s 30-day yield for Class A shares as of September 30, 2006, calculated in accordance with the Securities and Exchange Commission formula, was 4.15%, which reflects a fee waiver (4.12% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 4.10% (4.07% without the fee waiver). Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 22. Please see the inside back cover for important information about other share classes.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund.

Fellow shareholders:

[photo of the top portion of the Abraham Lincoln Monument]

Rising interest rates and inflation concerns hampered bond prices during the recent fiscal year. Nonetheless, income returns largely offset weaker prices, providing investors with modestly positive total returns.

For the 12 months ended August 31, 2006, shareholders in U.S. Government Securities Fund earned dividends totaling about 53 cents a share. Those who reinvested dividends recorded an income return of 3.95%. Those who chose to take dividends in cash had an income return of 3.88%. Over the same period, the fund’s share price slipped 40 cents a share, resulting in a total return (the income return plus any change in share price) of 1.0%.

For the same 12 months, the Citigroup Treasury/Government-Sponsored/Mortgage Index reported a total return of 2.0%. (The index is unmanaged and its return does not reflect sales charges or expenses.) In comparison, the Lipper General U.S. Government Funds Average, a peer group measure, returned 0.2%.

Bond market overview

For much of the fiscal year, interest rates plodded higher, nudged by the steady increases of the Federal Reserve. Since June 2004, the Federal Reserve has gradually tightened monetary policy by raising short-term rates at a measured pace. Altogether, the Fed has raised the federal funds target rate 17 times, a quarter point each, bringing it to 5.25% by the close of the fiscal year. Importantly, at the 2006 August and September meetings, the Fed paused in its tightening and left rates unchanged. Nonetheless, the Fed maintained a bias toward raising rates dependent on the outlook for inflation over the near term.

Inflation became a concern for the Fed and investors during the latter half of the fiscal year. Though still moderate by historical standards, the recent pace of inflation has exceeded the Fed’s comfort level of about 2.0% for core CPI (the Consumer Price Index less the volatile components of food and energy prices). If inflation measures continue to exceed the government’s expectations, then additional rate increases may be in store.

Throughout the year, the Fed increases had a direct effect on short-term bond yields, pushing them higher and lowering prices in the process. Long-term bonds were impacted by developing inflation concerns during the second half of the fiscal year, which helped push those yields higher. Though the market retraced some lost ground during the final months of the period, yields for all bond maturities were nonetheless higher at fiscal year-end than they were at the start. This can be seen in the Treasury yield curve chart (page 2), which serves as a barometer for the broader bond market.

With respect to the classes of government securities in which the fund invests, mortgage-backed bonds posted the best returns for the fiscal year, followed by agency debentures, then Treasuries. Bond maturities also made a difference, with short-term bonds posting higher returns than long-term bonds. It is important to note that rising bond yields typically have a greater impact on long-term bond prices than they do on short-term bond prices.

[Begin Sidebar]
Results at a glance
Average annual total returns for periods ended August 31, 2006, with all distributions reinvested

	1 year	5 years	10 years	Lifetime*

U.S. Government Securities Fund	1.04%	3.70%	5.45%	6.73%
Citigroup Treasury/Government-
Sponsored/Mortgage Index†	1.99	4.64	6.37	7.81
Lipper General U.S. Government
Funds Average	0.19	3.65	5.40	6.71

*Since October 17, 1985.
†The index is unmanaged and includes reinvested distributions, but does not reflect sales charges, commissions or expenses.
[End Sidebar]

How the fund responded

Most investors buy government bonds for their conferred safety and security. While these bonds have virtually no credit risk, they are not immune to broader market forces, such as supply and demand factors, and rising inflation and interest rates.

During this cycle of rising interest rates, the fund’s portfolio counselors have actively managed the portfolio to help protect shareholder principal as much as possible. Early on, they implemented a somewhat shorter maturity structure in the portfolio, and more recently, they targeted specific maturities on the yield curve deemed most likely to offer value as the curve flattened. These strategies have helped the fund limit losses over the past year. More recently, the portfolio counselors began to gradually extend the average maturity of the portfolio in order to take advantage of the higher rates.

The portfolio counselors also actively manage the mix of securities held in the portfolio to help safeguard shareholder principal and to access emerging opportunities as market conditions fluctuate. As mortgage-backed obligations became more attractive toward the middle of the fiscal year, for example, portfolio counselors began to increase the fund’s holdings of these securities. By fiscal year-end, the fund’s exposure to mortgage-backed obligations had climbed to 47% from 35% last year. As a result, holdings of both Treasuries and direct agency obligations declined, by about seven and six percentage points, respectively. The fund’s weightings in each of these classes are shown in the pie chart atop page 8.

Looking ahead

As we begin the 2007 fiscal year, the outlook for interest rates and the Fed’s next move still remain unclear. We are nonetheless hopeful that the bulk of rate increases are behind us and the economy will achieve a soft landing with slower, but sustainable, growth. In any event, we will continue to manage the fund’s portfolio with an eye to interest rate and market trends.

So that we might better position the fund to take advantage of changing market and economic conditions, we have recently updated the fund’s guidelines to access securities that, we believe, can help us better serve the fund’s objectives and shareholder’s long-term needs. Our feature article, “Updating the fund’s investment guidelines,” beginning on page 4, provides a detailed discussion and a Q&A designed to help answer questions you may have. We encourage you to read the article and hope you share our enthusiasm for the fund’s prospects as a result.

We thank you for your continued confidence and support.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Vice Chairman

/s/ John H. Smet
John H. Smet
President

October 10, 2006

For current information about the fund, visit americanfunds.com.

[begin line chart]
Treasury yield curves	8/31/2005	8/31/2006

3 month	3.498%	5.030%
6 month	3.707	5.104
2 year	3.811	4.775
3 year	3.820	4.702
5 year	3.859	4.689
10 year	4.014	4.726
30 year	4.254	4.877

Source: Bloomberg
[end line chart]

The value of a long-term perspective

How a $10,000 investment has grown (for the period October 17, 1985, to August 31, 2006, with dividends reinvested)

Fund figures reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[begin mountain chart]

Year ended August 31	U.S. Government Securities Fund	Citigroup Treasury/Government-Sponsored/Mortgage Index[3]	Consumer Price Index[5]	Lipper General U.S. Government Funds Average[4]

10/17/1985	$9,625	$10,000	$10,000	$10,000
8/31/1986	$10,919	$11,900	$10,092	$11,846
8/31/1987	$11,095	$12,029	$10,524	$11,805
8/31/1988	$12,028	$13,015	$10,948	$12,623
8/31/1989	$13,210	$14,707	$11,463	$13,970
8/31/1990	$14,280	$15,806	$12,107	$14,791
8/31/1991	$16,025	$18,102	$12,567	$16,780
8/31/1992	$18,126	$20,516	$12,962	$18,877
8/31/1993	$20,372	$22,688	$13,321	$20,918
8/31/1994	$19,621	$22,386	$13,707	$20,254
8/31/1995	$21,308	$24,841	$14,066	$22,253
8/31/1996	$22,023	$25,879	$14,471	$22,843
8/31/1997	$24,023	$28,397	$14,793	$24,927
8/31/1998	$26,353	$31,484	$15,032	$27,622
8/31/1999	$26,342	$31,736	$15,373	$27,342
8/31/2000	$28,204	$34,245	$15,897	$29,202
8/31/2001	$31,224	$38,265	$16,329	$32,411
8/31/2002	$33,581	$41,656	$16,624	$35,071
8/31/2003	$34,350	$42,810	$16,983	$35,596
8/31/2004	$35,894	$45,246	$17,433	$37,219
8/31/2005	$37,054	$47,074	$18,068	$38,430
8/31/2006	$37,438	$48,010	$18,758	$38,784

¹ As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 4.75% prior to January 10, 2000.
3 The index is unmanaged and includes reinvested distributions, but does not reflect sales charges, commissions or expenses.
4 Calculated by Lipper. The average does not reflect sales charges.
5 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6 For the period 10/17/85 to 8/31/86.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[end mountain chart]

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2006)*

	1 year	5 years	10 years

Class A shares	-2.72%	+2.91%	+5.05%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 18 and 19 for details.

[photo of a worker on a ladder at the base of the Abraham Lincoln Monument]

Updating the fund’s investment guidelines

For more than two decades, U.S. Government Securities Fund has offered investors a high-quality portfolio of bonds issued or sponsored by the federal government. The mix of securities held in the portfolio has changed somewhat from year to year in response to market conditions, but its investable universe — Treasuries, federal agencies and agency mortgage-backed bonds — has remained essentially the same. This year, the fund’s managers and trustees elected to refine the fund’s investment guidelines to take advantage of significant changes that have occurred in the high-quality segment of the bond market over the past 20 years.

On the following pages, we will detail the updated guidelines, explain their significance and answer questions shareholders may have. Before we begin, it is important to emphasize that the guideline changes do not affect the status of the fund or alter its stated objective. U.S. Government Securities Fund will remain a government bond fund and will still be included in the Lipper General U.S. Government Funds universe.

There are two modifications to the fund’s investment guidelines, which will take effect November 1, 2006, and be reflected in the prospectus of the same date:

• The fund will be allowed to invest up to 20% of its assets in nongovernment securities rated AAA or Aaa. These securities will be primarily non-agency mortgage- and asset-backed securities (collectively referred to as “nongovernment structured securities”).

• The fund will continue to invest at least 80% of its assets in securities issued, guaranteed or sponsored by the U.S. government, but no longer be required to invest at least 65% of its assets in securities backed by the full faith and credit of the U.S. government.

These changes were arrived at following extensive deliberation and analysis of market changes over the past decade. It is our belief that they have the potential to enhance shareholder returns over the long term without significantly increasing portfolio risk.

[Begin Sidebar]
The changing composition of the fund’s investment universe

December 1985
[begin pie chart]
Treasuries	63.3%
Ginnie Mae MBS*	14.8%
Federal agencies	13.2%
Freddie Mac/Fannie Mae MBS	8.7%
[end pie chart]

June 2006
[begin pie chart]
Freddie Mac/Fannie Mae MBS	32.3%
Treasuries	24.2%
Non-agency MBS	21.6%
Federal agencies	12.5%
Commercial MBS	4.6%
Ginnie Mae MBS	3.7%
Asset-backed securities	1.1%
[end pie chart]

*MBS=Mortgage-backed securities
Sources: 1985 - Lehman Brothers Global Family of Indices; 2006 - Lehman Brothers Aggregate Bond Index, The Bond Market Association and Capital Research and Management Company estimates.

Why is the fund making these changes?

The primary reason for the investment guideline changes is to offer shareholders access to new investment opportunities that could increase portfolio diversification, add flexibility in responding to market changes and expand the fund’s return potential. The catalyst for these changes has been the dramatic growth and broad market acceptance of structured securities over the past two decades. Over the same time period, Treasury debt and agency debentures (traditional core investments) have grown at a slower pace and no longer command a leading market share. To put this in perspective: When the fund was launched in 1985, Treasuries accounted for roughly 63% of the fund’s investable universe of government securities (see chart above), making it the largest sector by far. This is no longer the case. Today, Treasuries account for less than 25% of the investable universe, while structured securities (which include government and nongovernment mortgage-related debt, as well as asset-backed debt) have taken the lead and continue to flourish. The growth of structured securities has dramatically altered the composition of the Aaa/AAA bond universe and created new alternatives for high-quality investors.

What are structured securities?

Structured securities are basically pools of loans (such as home mortgages, commercial mortgages or automobile loans) that are packaged together and sold to bond investors. These bonds are secured by the loan payments individuals make to pay down these obligations and by the underlying mortgages or liens on the assets themselves. To learn more about these securities, please see the sidebar on page 6.

Doesn’t the fund already invest in structured securities?

Yes. Since its inception, the fund has invested in mortgage pass-through bonds issued by agencies of the federal government, namely Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Over the past 20 years, however, new issuers of mortgage-backed securities have entered the market in response to the strong demand for housing, the greater variety of mortgages available to home buyers and the restrictions that federal agencies place on the mortgages eligible for agency backing. (Larger home mortgages, for example, often do not conform to agency standards.) Non-agency issuers (e.g., banks and finance companies) of mortgage-backed securities offer a greater variety of secured bonds at yields that are often more attractive than agency-sponsored mortgages.

What effect will these changes have on the credit quality of the fund?

U.S. Government Securities Fund has been and will continue to be a portfolio of the highest credit quality. The fund only purchases AAA-rated bonds, the highest rating category, which includes Treasuries, agency debentures, agency-issued mortgage-backed securities and an increasing variety of nongovernment structured securities. Within this credit rating category, bonds backed by the full faith and credit of the U.S. government (i.e., Treasuries, Ginnie Mae debentures and mortgage-backed securities) are regarded as without credit risk. These bonds will remain an important part of the portfolio, even though the fund will not be required to maintain 65% of its assets in these securities. Nonetheless, at least 80% of the portfolio will include bonds guaranteed by or sponsored by the U.S. government.
[End Sidebar]

[Begin Sidebar]
A primer on structured securities

The term “structured securities” refers to a broad variety of bond issues that share a common feature: the packaging of loans or obligations. These bonds are created when similar loans (e.g., mortgages or auto loans) or similar obligations (e.g., credit card receivables or auto leases) are pooled together as the “security” or collateral for a new debt issue. As such, structured securities are also referred to as securitizations. These bonds can be broadly divided into two segments: mortgage-backed (those secured by residential or commercial mortgages) and asset-backed (those secured by property or equipment leases, or other such forms of pledged payments or obligations).

These bonds provide benefits to all participants — buyers, sellers and borrowers. Structured securities were originally developed to help banks, trusts and other financial entities take loans off their books, sell them to investors and, so doing, free up capital. This securitization process helps stimulate new lending, gives borrowers easier access to capital and creates new and diverse investment possibilities for bondholders. In short, securitizations help to grease the financial machinery of America.

Mortgage-backed bonds are the most common type of structured securities; they are also the largest and one of the fastest growing sectors of the U.S. bond market. U.S. Government Securities Fund has traditionally invested in these securities when issued by Ginnie Mae, Fannie Mae and Freddie Mac. More recently, nongovernment entities, such as banks and finance companies, have been issuing mortgage-backed bonds, providing a greater variety of choices for investors. Nongovernment mortgage-backed bonds are generally created from mortgages that do not conform to the rigid specifications that government agencies require for their mortgage pools. Another distinction between agency and non-agency mortgage-backed bonds is government support; agency issues are either guaranteed by the federal government (in the case of Ginnie Mae) or receive its implied support (Fannie Mae and Freddie Mac). Nongovernment bonds are nonetheless high quality, in many instances, and derive credit strength from the structure of the security.

Asset-backed bonds extend the securitization process beyond mortgages to include a broader array of loans. This increasingly diverse sector now includes such obligations as time-share receivables and rental fleet financings. These securities are one of the most popular and fastest growing sectors of the bond market.

Nongovernment structured securities are typically packaged in tiers (called tranches) with a single pool of loans supporting all tranches of each bond issue. This structuring allows the issuer to apportion the bond’s underlying risks (e.g., risks of prepayment or default) to the various tranches in rank order from lowest to highest. The lowest rated tranches are designed to absorb most of the bond’s risks and therefore carry a higher yield. The intermediate tranches carry moderate risks and yields, while the highest rated tranches offer the lowest yield, but are most buffered from risk. It is the structuring of tranches and risk that characterize these securities and make them compelling investments. Of course, U.S. Government Securities Fund will only consider for purchase those with the highest rating and least risk potential.

Growth of structured securities in the U.S.

[begin bar chart]
Mortgage-backed securities	($ trillions)

1985	0.372
1987	0.672
1989	0.972
1991	1.637
1993	2.145
1995	2.352
1997	2.680
1999	3.334
2001	4.128
2003	5.239
2005	5.916
2006	6.212
[end chart]

[begin bar chart]
Asset-backed securities	($ trillions	)

1985	0.001
1987	0.013
1989	0.051
1991	0.130
1993	0.200
1995	0.316
1997	0.536
1999	0.901
2001	1.281
2003	1.694
2005	1.955
2006	1.986
[end chart]

Source: The Bond Market Association, as of 6/30/06.
[End Sidebar]

How do these changes affect the fund’s risk profile?

Nongovernment structured securities share many of the same risk characteristics as the fund’s traditional holdings. Like most bonds — including Treasuries — they are subject to interest rate risk. This occurs when interest rates rise, which lowers the price of fixed-rate bonds. Long-term bond prices are historically more sensitive to rising interest rates than are short-term bond prices. This risk does not affect return of principal, only the market price of outstanding bonds.

Nongovernment structured securities are also subject to prepayment risks, as are the agency mortgage-backed bonds traditionally held by the fund. Prepayment risks typically occur when interest rates are falling and individuals prepay their mortgages (or loans). Under these conditions, a portion of the bond’s principal is paid down before maturity and must be reinvested at rates that are often lower than the bond’s coupon rate (or stated yield). These prepayments can lower the expected return of a structured security.

Finally, nongovernment structured securities do contain an element of credit risk that is not typically associated with government bonds. A credit risk would occur if a bond we purchased was subsequently downgraded, prompting a decline in the security’s market price. We regard that possibility as remote, however, and strive to limit any such event by purchasing only AAA-rated bonds and thoroughly researching each security prior to purchase. Credit downgrades for structured securities are infrequent, according to Moody’s Investors Service. They recently calculated a 1.1% average annual downgrade rate for Aaa-rated structured securities over the 1984-2005 time period. Moreover, roughly 70% of those downgrades were only one notch to the Aa rating level. Importantly, we believe that active professional management and prudent diversification can help mitigate the occurrence and extent of credit events in the portfolio.

How do you propose to manage these three risks?

Bond investors can never protect themselves entirely against interest rate risk. However, by carefully monitoring the economic environment and policies of the Federal Reserve, we can often lessen the negative impact of rising rates by shortening the maturity structure of the fund’s portfolio. Short-term bond prices typically hold up better than long-term bond prices when rates are rising. Additionally, we can select bonds that have structures or provisions that are less sensitive to rate increases, such as adjustable-rate securities or bonds that trade at a premium.

[photo of a portion of the Abraham Lincoln Monument ceiling and one of the columns]

The best defense against prepayment risk and credit risk with structured securities is thorough research at the selection process. The bond structures themselves must be carefully examined, along with the pools of underlying loans and the issuers or agents that service the loans. To meet this demand, the fund’s adviser has expanded its research and trading capabilities in this area by creating a structured securities group of eight investment professionals. These specialists are part of a team of more than 60 fixed-income professionals who work together to help the fund find the best investments possible under changing market and economic conditions. They also continue to actively monitor the fund’s holdings in order to guard against adverse developments.

What benefits do you expect from these changes?

We expect these changes to bring greater diversification to the fund’s portfolio and afford more flexibility in managing the portfolio as market conditions change. These benefits may be less transparent to shareholders, but are nonetheless important elements in helping to preserve shareholder principal when bond markets are unsettled.

Additionally, we believe these changes could add to the fund’s return potential over the long term. Nongovernment structured securities currently offer investors a bit more yield than do comparable government securities. In some cases, the difference in yields may be as much as a full percentage point. To be sure, we can never guarantee returns, nor can we say with certainty that returns will improve over time. Fund results depend on market conditions and our ability to effectively manage portfolio holdings as those conditions fluctuate. Yet we are optimistic that these guideline changes will afford us the opportunity to apply our best ideas and our full range of expertise to the service of our shareholders.

Summary investment portfolio
August 31, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

Investment mix by security type

[begin pie chart]
Mortgage-backed obligations	46.7%
U.S. Treasury bonds & notes	38.4%
Federal agency bonds & notes	10.9%
Short-term securities & other assets less liabilities	4.0%
[end pie chart]

Quality breakdown
as of August 31, 2006	Percent of net assets
U.S. government obligations*	70.90%
Federal agencies	25.1
Short-term securities & other assets less liabilities	4.0

*These securities are guaranteed by the full faith and credit of the United States government.

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 96.00%	(000)	(000)	assets

Mortgage-backed obligations (1) - 46.74%
Government National Mortgage Assn.:
5.00% 2035 (2)	$33,434	$33,291
5.50% 2035	23,531	23,274
6.00% 2035	22,402	22,570
6.00% 2035	18,197	18,335
6.00% 2035	13,644	13,747
6.50% 2035	34,166	34,880
6.50% 2035	20,692	21,124
6.50% 2035	13,926	14,217
5.50% 2036	34,923	34,525
5.50% 2036	29,506	29,169
5.50% 2036	24,902	24,618
6.00% 2036	76,000	76,573
6.00% 2036	25,000	25,180
6.00% 2036	16,883	17,010
6.50% 2036	32,486	33,165
6.50% 2036	26,997	27,561
6.50% 2036	16,529	16,875
Series 2004-19, 5.00% 2031	13,911	13,537
3.624%-10.00% 2009-2036 (2)	188,871	186,729	28.29%
Fannie Mae:
5.50% 2036	16,805	16,502
6.00% 2036	13,969	13,992
Series 2003-T1, Class B, 4.491% 2012	27,750	26,791
Series 1997-M6, Class ZA, 6.85% 2026	18,492	18,785
Series 2005-68, Class PG, 5.50% 2035	18,750	18,575
0%-12.015% 2007-2042 (2)	170,061	165,909	11.06
Freddie Mac:
5.00% 2035	13,538	12,989
6.00% 2036	68,117	68,240
0%-11.964% 2007-2036 (2)	98,872	92,364	7.37
Other securities		291.02
		1,100,818	46.74

U.S. Treasury bonds & notes - 38.38%
U.S. Treasury:
3.125% 2007	13,800	13,617
3.75% 2007	46,000	45,641
3.625% 2009	75,125	72,977
4.00% 2010	90,000	87,960
5.75% 2010	21,435	22,252
2.375% 2011 (3)	52,693	52,901
4.875% 2011 (4)	27,850	28,042
5.00% 2011	23,500	23,862
4.375% 2012	17,355	17,065
3.625% 2013	42,000	39,408
3.875% 2013 (4)	43,500	41,495
4.25% 2013	61,250	59,556
7.50% 2016	22,850	27,791
8.875% 2019 (4)	20,100	27,531
8.50% 2020	30,000	40,519
7.875% 2021	18,000	23,425
5.375% 2031	14,896	15,848
4.50% 2036	118,250	111,303
0%-12.00% 2008-2032 (3) (4)	159,658	152,919	38.38
		904,112	38.38

Federal agency bonds & notes - 10.88%
Freddie Mac:
5.75% 2009	9,000	9,162
5.50% 2011	60,725	61,989	3.02
Small Business Administration:
Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016	13,402	13,369
4.75%-6.44% 2021-2023 (1)	41,340	41,027	2.31
Fannie Mae:
4.75% 2007	38,200	37,997
5.25% 2007	11,250	11,249	2.09
United States Agency for International Development:
Republic of Egypt 4.45% 2015	26,750	25,682
State of Israel, Class 1-A, 5.50% 2023	5,000	5,155	1.31
Federal Home Loan Bank:
3.70% 2007	14,535	14,317
5.75% 2008	7,725	7,796.94
Other securities		28,572	1.21
		256,315	10.88

Total bonds & notes (cost: $2,280,101,000)		2,261,245	96.00

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 8.49%	(000)	(000)	assets

U.S. Treasury Bills 4.845%-5.18% due 9/7-11/24/2006 (4)	146,823	146,449	6.22
Federal Home Loan Bank 4.98% due 9/1/2006	53,500	53,493	2.27

Total short-term securities (cost: $199,943,000)		199,942	8.49

Total investment securities (cost: $2,480,044,000)		2,461,187	104.49
Other assets less liabilities		(105,685)	(4.49)

Net assets		$2,355,502	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including some securities for which resale may be limited to qualified institutional buyers or may require registration. The total value of such restricted securities was $ 10,894,000, which represented 0.46% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(2) Coupon rate may change periodically.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2006	(dollars and shares in thousands, except per-share amounts	)

Assets:
Investment securities at market (cost: $2,480,044)		$2,461,187
Receivables for:
Sales of investments	$6,961
Sales of fund's shares	4,482
Interest	15,374	26,817
		2,488,004
Liabilities:
Payables for:
Purchases of investments	124,650
Repurchases of fund's shares	4,246
Dividends on fund's shares	512
Bank overdraft	305
Investment advisory services	565
Services provided by affiliates	2,045
Deferred trustees' compensation	158
Other fees and expenses	21	132,502
Net assets at August 31,2006		$2,355,502

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,417,552
Distributions in excess of net investment income		(99)
Accumulated net realized loss		(43,094)
Net unrealized depreciation		(18,857)
Net assets at August 31, 2006		$2,355,502

Shares of beneficial interest issued and outstanding - unlimited shares authorized (176,810 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share *

Class A	$1,685,359	126,507	$13.32
Class B	168,946	12,682	13.32
Class C	109,188	8,196	13.32
Class F	75,717	5,683	13.32
Class 529-A	38,649	2,901	13.32
Class 529-B	13,094	983	13.32
Class 529-C	23,537	1,767	13.32
Class 529-E	3,427	257	13.32
Class 529-F	2,247	169	13.32
Class R-1	3,986	299	13.32
Class R-2	93,463	7,016	13.32
Class R-3	106,981	8,030	13.32
Class R-4	20,593	1,546	13.32
Class R-5	10,315	774	13.32
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $13.84 each.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2006	(dollars in thousands	)

Investment income:
Income:
Interest		$109,611
Fees and expenses(*):
Investment advisory services	$7,351
Distribution services	9,228
Transfer agent services	3,014
Administrative services	1,648
Reports to shareholders	191
Registration statement and prospectus	133
Postage, stationery and supplies	374
Trustees' compensation	66
Auditing and legal	81
Custodian	12
State and local taxes	26
Other	29
Total fees and expenses before reimbursements/waivers	22,153
Less reimbursements/waivers of fees and expenses:
Investment advisory services	735
Administrative services	452
Total fees and expenses after reimbursements/waivers		20,966
Net investment income		88,645

Net realized loss and unrealized depreciation on investments:
Net realized loss on investments		(26,761)
Net unrealized depreciation on investments		(42,460)
Net realized loss and unrealized depreciation on investments		(69,221)
Net increase in net assets resulting from operations		$19,424

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets	(dollars in thousands	)

	Year ended August 31
	2006	2005
Operations:
Net investment income	$88,645	$74,082
Net realized (loss) gain on investments	(26,761)	22,908
Net unrealized depreciation on investments	(42,460)	(23,099)
Net increase in net assets resulting from operations	19,424	73,891

Dividends paid or accrued to shareholders from net investment income	(90,920)	(77,980)

Capital share transactions	(24,146)	(49,511)

Total decrease in net assets	(95,642)	(53,600)

Net assets:
Beginning of year	2,451,144	2,504,744
End of year (including distributions in excess of
net investment income: $(99) and $(101), respectively)	$2,355,502	$2,451,144

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks a high level of current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations guaranteed or sponsored by the United States government. The fund may also invest in nongovernment issues rated Aaa/AAA or equivalent.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Mortgage dollar rolls - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as capital losses related to sales of certain securities within 30 days of purchase; paydowns on fixed-income securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2006, the fund reclassified $2,280,000 from accumulated net realized loss to undistributed net investment income, $4,377,000 from capital paid in on shares of beneficial interest to accumulated net realized loss and $3,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2006, the components of distributable earnings, unrealized appreciation (depreciation) and cost of investments on a tax basis were as follows:

	(dollars in thousands)
Undistributed ordinary income			$572
Capital loss carryforwards*:
Expiring 2008	$	(5,664)
Expiring 2009		(8,375)
Expiring 2014		(472)	(14,511)
Post-October capital loss deferrals (realized during the period November 1, 2005, through August 31, 2006)†			(28,054)
Gross unrealized appreciation on investment securities			8,589
Gross unrealized depreciation on investment securities			(27,975)
Net unrealized depreciation on investment securities			(19,386)
Cost of investment securities			2,480,573

*Reflects the expiration of capital loss carryforwards of $4,377,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

Ordinary income distributions paid or accrued to shareholders from net investment income were as follows (dollars in thousands):

	Year ended August 31
Share class	2006	2005
Class A	$68,319	$60,566
Class B	5,894	5,444
Class C	3,628	3,078
Class F	2,577	1,494
Class 529-A	1,509	1,158
Class 529-B	419	332
Class 529-C	729	551
Class 529-E	118	85
Class 529-F	80	44
Class R-1	116	67
Class R-2	2,863	2,014
Class R-3	3,579	2,519
Class R-4	671	356
Class R-5	418	272
Total	$90,920	$77,980

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service CompanySM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. CRMC is currently waiving 10% of investment advisory services fees. During the year ended August 31, 2006, total investment advisory services fees waived by CRMC were $735,000. As a result, the fee shown on the accompanying financial statements of $7,351,000, which was equivalent to an annualized rate of 0.311%, was reduced to $6,616,000, or 0.280% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2006, the total administrative services fees paid by CRMC were $4,000, $371,000 and $77,000 for Class R-1, R-2 and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$4,473	$2,754	Not applicable	Not applicable	Not applicable
Class B	1,798	260	Not applicable	Not applicable	Not applicable
Class C	1,124	Included in administrative services	$168	$58	Not applicable
Class F	158		54	23	Not applicable
Class 529-A	79		44	14	$38
Class 529-B	133		15	9	14
Class 529-C	229		27	13	23
Class 529-E	16		4	1	3
Class 529-F	-		2	1	2
Class R-1	35		5	6	Not applicable
Class R-2	653		129	604	Not applicable
Class R-3	489		145	208	Not applicable
Class R-4	41		24	3	Not applicable
Class R-5	Not applicable		10	1	Not applicable
Total	$9,228	$3,014	$627	$941	$80

Deferred trustees’ compensation - Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $66,000, shown on the accompanying financial statements, includes $50,000 in current fees (either paid in cash or deferred) and a net increase of $16,000 in the value of the deferred amounts.

Affiliated officers and trustees - Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2006
Class A	$389,815	29,260	$61,956	4,652	$(515,216)	(38,681)	$(63,445)	(4,769)
Class B	18,492	1,389	5,398	405	(45,487)	(3,415)	(21,597)	(1,621)
Class C	33,065	2,480	3,279	246	(43,575)	(3,270)	(7,231)	(544)
Class F	48,817	3,677	1,918	144	(27,197)	(2,049)	23,538	1,772
Class 529-A	8,621	647	1,530	115	(8,194)	(616)	1,957	146
Class 529-B	1,410	106	426	32	(2,064)	(155)	(228)	(17)
Class 529-C	5,511	414	740	56	(4,905)	(369)	1,346	101
Class 529-E	815	61	120	9	(453)	(34)	482	36
Class 529-F	773	58	82	6	(202)	(15)	653	49
Class R-1	2,075	156	117	9	(1,232)	(93)	960	72
Class R-2	35,720	2,681	2,893	218	(27,845)	(2,090)	10,768	809
Class R-3	44,435	3,329	3,626	272	(29,540)	(2,217)	18,521	1,384
Class R-4	12,422	932	677	51	(5,561)	(417)	7,538	566
Class R-5	5,557	415	373	28	(3,338)	(252)	2,592	191
Total net increase
(decrease)	$607,528	45,605	$83,135	6,243	$(714,809)	(53,673)	$(24,146)	(1,825)

Year ended August 31, 2005
Class A	$354,359	25,921	$53,349	3,899	$(502,917)	(36,782)	$(95,209)	(6,962)
Class B	22,360	1,635	4,865	355	(51,280)	(3,752)	(24,055)	(1,762)
Class C	34,774	2,544	2,713	198	(39,655)	(2,902)	(2,168)	(160)
Class F	36,668	2,679	1,201	88	(16,698)	(1,222)	21,171	1,545
Class 529-A	8,679	635	1,144	83	(5,415)	(396)	4,408	322
Class 529-B	1,883	137	329	24	(1,847)	(135)	365	26
Class 529-C	5,454	399	545	40	(4,462)	(327)	1,537	112
Class 529-E	940	69	83	6	(467)	(34)	556	41
Class 529-F	557	41	43	3	(27)	(2)	573	42
Class R-1	1,566	114	66	5	(695)	(51)	937	68
Class R-2	36,449	2,666	1,979	145	(20,817)	(1,523)	17,611	1,288
Class R-3	34,716	2,538	2,481	182	(18,418)	(1,348)	18,779	1,372
Class R-4	7,448	545	348	26	(2,524)	(185)	5,272	386
Class R-5	4,126	301	224	17	(3,638)	(265)	712	53
Total net increase
(decrease)	$549,979	40,224	$69,370	5,071	$(668,860)	(48,924)	$(49,511)	(3,629)

(*) Includes exchanges between share classes of the fund.

5. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,314,243,000 and $3,384,970,000, respectively, during the year ended August 31, 2006.

Financial highlights(1)

		Income from investment operations(2)

	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized )		Total from investment operations	Dividends (from net investment income )	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 8/31/2006	$13.72	$.52	$(.39)		$.13	$(.53)	$13.32	1.04%	$1,685			.77%		.74%		3.89%
Year ended 8/31/2005	13.74	.44	-	(5)	.44	(.46)	13.72	3.23	1,801			.76		.74		3.17
Year ended 8/31/2004	13.59	.43	.17		.60	(.45)	13.74	4.49	1,900			.71		.71		3.14
Year ended 8/31/2003	13.73	.42	(.10)		.32	(.46)	13.59	2.29	2,374			.76		.76		3.01
Year ended 8/31/2002	13.34	.57	.41		.98	(.59)	13.73	7.55	2,256			.80		.80		4.27
Class B:
Year ended 8/31/2006	13.72	.43	(.39)		.04	(.44)	13.32	.32	169			1.49		1.46		3.17
Year ended 8/31/2005	13.74	.34	-	(5)	.34	(.36)	13.72	2.51	196			1.48		1.46		2.45
Year ended 8/31/2004	13.59	.33	.17		.50	(.35)	13.74	3.72	221			1.47		1.47		2.38
Year ended 8/31/2003	13.73	.32	(.10)		.22	(.36)	13.59	1.58	291			1.46		1.46		2.23
Year ended 8/31/2002	13.34	.48	.41		.89	(.50)	13.73	6.80	184			1.50		1.50		3.47
Class C:
Year ended 8/31/2006	13.72	.42	(.39)		.03	(.43)	13.32	.27	109			1.55		1.52		3.11
Year ended 8/31/2005	13.74	.33	-	(5)	.33	(.35)	13.72	2.45	120			1.53		1.51		2.40
Year ended 8/31/2004	13.59	.32	.17		.49	(.34)	13.74	3.65	122			1.53		1.53		2.32
Year ended 8/31/2003	13.73	.31	(.10)		.21	(.35)	13.59	1.51	170			1.54		1.54		2.19
Year ended 8/31/2002	13.34	.47	.41		.88	(.49)	13.73	6.72	122			1.57		1.57		3.37
Class F:
Year ended 8/31/2006	13.72	.53	(.39)		.14	(.54)	13.32	1.10	76			.71		.68		3.98
Year ended 8/31/2005	13.74	.44	-	(5)	.44	(.46)	13.72	3.24	54			.75		.73		3.18
Year ended 8/31/2004	13.59	.43	.17		.60	(.45)	13.74	4.45	33			.75		.75		3.04
Year ended 8/31/2003	13.73	.42	(.10)		.32	(.46)	13.59	2.29	23			.75		.75		3.00
Year ended 8/31/2002	13.34	.56	.41		.97	(.58)	13.73	7.51	22			.83		.83		4.16
Class 529-A:
Year ended 8/31/2006	13.72	.52	(.39)		.13	(.53)	13.32	1.00	39			.81		.78		3.86
Year ended 8/31/2005	13.74	.43	-	(5)	.43	(.45)	13.72	3.18	38			.81		.79		3.13
Year ended 8/31/2004	13.59	.42	.17		.59	(.44)	13.74	4.40	34			.80		.80		3.02
Year ended 8/31/2003	13.73	.42	(.10)		.32	(.46)	13.59	2.31	31			.68		.68		2.91
Period from 2/20/2002 to 8/31/2002	13.36	.27	.39		.66	(.29)	13.73	5.00	9			.92	(6)	.92	(6)	3.82	(6)
Class 529-B:
Year ended 8/31/2006	13.72	.41	(.39)		.02	(.42)	13.32	.19	13			1.63		1.60		3.03
Year ended 8/31/2005	13.74	.32	-	(5)	.32	(.34)	13.72	2.34	14			1.65		1.63		2.29
Year ended 8/31/2004	13.59	.31	.17		.48	(.33)	13.74	3.54	13			1.64		1.64		2.20
Year ended 8/31/2003	13.73	.29	(.10)		.19	(.33)	13.59	1.38	14			1.63		1.63		1.92
Period from 2/20/2002 to 8/31/2002	13.36	.19	.39		.58	(.21)	13.73	4.40	3			1.66	(6)	1.66	(6)	3.16	(6)
Class 529-C:
Year ended 8/31/2006	13.72	.41	(.39)		.02	(.42)	13.32	.20	24			1.62		1.59		3.06
Year ended 8/31/2005	13.74	.32	-	(5)	.32	(.34)	13.72	2.35	23			1.64		1.61		2.30
Year ended 8/31/2004	13.59	.31	.17		.48	(.33)	13.74	3.55	21			1.63		1.63		2.20
Year ended 8/31/2003	13.73	.29	(.10)		.19	(.33)	13.59	1.39	20			1.62		1.62		1.99
Period from 2/19/2002 to 8/31/2002	13.36	.22	.36		.58	(.21)	13.73	4.41	7			1.64	(6)	1.64	(6)	3.13	(6)
Class 529-E:
Year ended 8/31/2006	13.72	.48	(.39)		.09	(.49)	13.32	.73	3			1.09		1.06		3.60
Year ended 8/31/2005	13.74	.39	-	(5)	.39	(.41)	13.72	2.88	3			1.11		1.09		2.83
Year ended 8/31/2004	13.59	.38	.17		.55	(.40)	13.74	4.08	2			1.11		1.11		2.71
Year ended 8/31/2003	13.73	.37	(.10)		.27	(.41)	13.59	1.92	2			1.10		1.10		2.48
Period from 3/7/2002 to 8/31/2002	13.22	.24	.51		.75	(.24)	13.73	5.76	1			.55		.55		1.78
Class 529-F:
Year ended 8/31/2006	13.72	.54	(.39)		.15	(.55)	13.32	1.20	2			.60		.57		4.09
Year ended 8/31/2005	13.74	.43	-	(5)	.43	(.45)	13.72	3.20	2			.78		.75		3.18
Year ended 8/31/2004	13.59	.41	.17		.58	(.43)	13.74	4.33	1			.86		.86		2.94
Period from 10/11/2002 to 8/31/2003	13.83	.30	(.15)		.15	(.39)	13.59	1.04	1			.84	(6)	.84	(6)	2.49	(6)

Class R-1:
Year ended 8/31/2006	$13.72	$.42	$(.39)		$.03	$(.43)	$13.32	.30%	$4			1.63%		1.49%		3.17%
Year ended 8/31/2005	13.74	.33	-	(5)	.33	(.35)	13.72	2.46	3			1.66		1.50		2.43
Year ended 8/31/2004	13.59	.32	.17		.49	(.34)	13.74	3.66	2			1.74		1.52		2.26
Year ended 8/31/2003	13.73	.31	(.10)		.21	(.35)	13.59	1.49	1			2.02		1.52		1.86
Period from 6/13/2002 to 8/31/2002	13.40	.09	.33		.42	(.09)	13.73	3.12	-		(7)	.39		.31		.64
Class R-2:
Year ended 8/31/2006	13.72	.43	(.39)		.04	(.44)	13.32	.32	94			1.93		1.47		3.18
Year ended 8/31/2005	13.74	.34	-	(5)	.34	(.36)	13.72	2.50	85			1.94		1.47		2.46
Year ended 8/31/2004	13.59	.33	.17		.50	(.35)	13.74	3.70	68			2.02		1.48		2.32
Year ended 8/31/2003	13.73	.31	(.10)		.21	(.35)	13.59	1.53	43			2.05		1.47		1.81
Period from 5/31/2002 to 8/31/2002	13.37	.10	.38		.48	(.12)	13.73	3.57	1			.53		.38		.72
Class R-3:
Year ended 8/31/2006	13.72	.48	(.39)		.09	(.49)	13.32	.69	107			1.20		1.09		3.56
Year ended 8/31/2005	13.74	.39	-	(5)	.39	(.41)	13.72	2.88	91			1.20		1.08		2.84
Year ended 8/31/2004	13.59	.38	.17		.55	(.40)	13.74	4.09	73			1.23		1.10		2.71
Year ended 8/31/2003	13.73	.37	(.10)		.27	(.41)	13.59	1.93	50			1.16		1.08		1.80
Period from 6/6/2002 to 8/31/2002	13.36	.11	.38		.49	(.12)	13.73	3.68	-		(7)	.35		.27		.83
Class R-4:
Year ended 8/31/2006	13.72	.53	(.39)		.14	(.54)	13.32	1.06	21			.75		.72		3.96
Year ended 8/31/2005	13.74	.44	-	(5)	.44	(.46)	13.72	3.25	13			.74		.72		3.21
Year ended 8/31/2004	13.59	.43	.17		.60	(.45)	13.74	4.45	8			.74		.74		3.05
Year ended 8/31/2003	13.73	.42	(.10)		.32	(.46)	13.59	2.30	5			.75		.73		2.58
Period from 5/28/2002 to 8/31/2002	13.34	.14	.40		.54	(.15)	13.73	4.04	-		(7)	.27		.20		1.00
Class R-5:
Year ended 8/31/2006	13.72	.56	(.39)		.17	(.57)	13.32	1.36	10			.45		.42		4.24
Year ended 8/31/2005	13.74	.48	-	(5)	.48	(.50)	13.72	3.56	8			.43		.41		3.50
Year ended 8/31/2004	13.59	.47	.17		.64	(.49)	13.74	4.78	7			.42		.42		3.39
Year ended 8/31/2003	13.73	.46	(.10)		.36	(.50)	13.59	2.63	9			.43		.43		3.31
Period from 5/15/2002 to 8/31/2002	13.27	.17	.48		.65	(.19)	13.73	4.89	5			.13		.13		1.24

	Year ended August 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	146%	104%	72%	82%	95%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.  In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5) Amount less than $.01.
(6) Annualized.
(7) Amount less than $1 million.

See Notes to Financial Statements


Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The American Funds Income Series - U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of The American Funds Income Series - U.S. Government Securities Fund (the “Fund”), including the summary investment portfolio, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Funds Income Series - U.S. Government Securities Fund as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
October 10, 2006


Tax information          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2006:

U.S. government income that may be exempt from state taxation $47,219,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Other share class results                                              unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2006 (the most recent calendar quarter):

	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	-2.77%	+2.42%	+4.58%
Not reflecting CDSC	+2.17%	+2.78%	+4.58%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+1.12%	+2.72%	+3.15%
Not reflecting CDSC	+2.11%	+2.72%	+3.15%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged by
sponsoring firm	+2.96%	+3.51%	+3.94%

Class 529-A shares†— first sold 2/20/02
Reflecting 3.75% maximum sales charge	-1.03%	—	+2.77%
Not reflecting maximum sales charge	+2.85%	—	+3.62%

Class 529-B shares†— first sold 2/20/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold
within six years of purchase	-2.91%	—	+2.33%
Not reflecting CDSC	+2.03%	—	+2.72%

Class 529-C shares†— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+1.06%	—	+2.73%
Not reflecting CDSC	+2.04%	—	+2.73%

Class 529-E shares*†— first sold 3/7/02	+2.57%	—	+3.53%

Class 529-F shares*†— first sold 10/11/02
Not reflecting annual asset-based fee charged by
sponsoring firm	+3.06%	—	+2.67%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 18 and 19 for details.

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Expense example                                                                                                                                   unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2006, through August 31, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2006	Ending account value 8/31/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,013.75	$3.81	.75%
Class A -- assumed 5% return	1,000.00	1,021.42	3.82	.75
Class B -- actual return	1,000.00	1,010.21	7.40	1.46
Class B -- assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class C -- actual return	1,000.00	1,009.92	7.70	1.52
Class C -- assumed 5% return	1,000.00	1,017.54	7.73	1.52
Class F -- actual return	1,000.00	1,014.11	3.40	.67
Class F -- assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 529-A -- actual return	1,000.00	1,013.59	3.96	.78
Class 529-A -- assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 529-B -- actual return	1,000.00	1,009.51	8.10	1.60
Class 529-B -- assumed 5% return	1,000.00	1,017.14	8.13	1.60
Class 529-C -- actual return	1,000.00	1,009.56	8.05	1.59
Class 529-C -- assumed 5% return	1,000.00	1,017.19	8.08	1.59
Class 529-E -- actual return	1,000.00	1,012.20	5.38	1.06
Class 529-E -- assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class 529-F -- actual return	1,000.00	1,014.63	2.89	.57
Class 529-F -- assumed 5% return	1,000.00	1,022.33	2.91	.57
Class R-1 -- actual return	1,000.00	1,010.07	7.55	1.49
Class R-1 -- assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class R-2 -- actual return	1,000.00	1,010.15	7.45	1.47
Class R-2 -- assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class R-3 -- actual return	1,000.00	1,012.05	5.53	1.09
Class R-3 -- assumed 5% return	1,000.00	1,019.71	5.55	1.09
Class R-4 -- actual return	1,000.00	1,013.90	3.65	.72
Class R-4 -- assumed 5% return	1,000.00	1,021.58	3.67	.72
Class R-5 -- actual return	1,000.00	1,015.41	2.13	.42
Class R-5 -- assumed 5% return	1,000.00	1,023.09	2.14	.42

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through May 31, 2007. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The information, material facts and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed — During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend approval of the agreement, the committee did not identify any single issue or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources — The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services — The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing a high level of current income, as well as preserving capital by investing primarily in securities that are guaranteed or sponsored by the U.S. government. Among other things, they compared the fund’s total returns with the average returns of all funds included in the Lipper General U.S. Government Funds category (the Lipper category that includes the fund) and the Lipper General U.S. Government Funds Index (comprised of the 30 largest funds in the category each year). The board and the committee noted that for the one-, three-, five- and 10-year periods ended December 31, 2005, the fund’s investment results were above or approximated the averages of all funds included in the Lipper category, but were below the results of the Lipper Index. The board and the committee observed that the fund’s relative investment results were affected by the narrow range of the investment results in the various comparison groups and by the fund’s emphasis on preserving capital and low volatility in the price of its shares, and that for the three-, five- and 10-year periods, the fund’s risk, as measured by standard deviation of total returns, was less than the average of all funds in the Lipper category. They also noted the actions taken during the past several years to expand the analyst and research team supporting the fund.

4. Advisory fees and total expenses

The board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of all funds in the Lipper General U.S. Government Funds Index, as of August 31, 2005. The board and the committee observed that the fund’s advisory fee and total expenses were well below the median fees and expenses for all such funds as of the end of each of the fund’s last 10 fiscal years. The board and the committee also noted that the 5% advisory fee waiver that CRMC put into effect in September 2004 was increased to 10% on April 1, 2005.

The board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by American Funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee also received information during previous periods regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoint discounts in the fund’s advisory fee structure reduce the level of fees charged by CRMC to the fund as fund assets increase. They also considered the impact of the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, that each of the factors discussed above supported approval of the agreement, and that approval of the agreement was in the best interests of the fund and its shareholders.

Board of trustees

“Independent” trustees

	Year first
	elected a
	trustee of
Name and age	the fund¹	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 72		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 73	1985	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Diane C. Creel, 57	1994	Chairman of the Board, President and CEO, Ecovation, Inc. (organic waste management); former President and CEO, The Earth Technology Corporation (international consulting engineering)

Martin Fenton, 71	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and Non-Executive)		communities)

Leonard R. Fuller, 60	1994	President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 60	2005	President, Dumbarton Group LLC (consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 71	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 63	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 72

H. Frederick Christie, 73	20	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Diane C. Creel, 57	13	Allegheny Technologies; BF Goodrich; Foster Wheeler Ltd.

Martin Fenton, 71	17	None
Chairman of the Board
(Independent and Non-Executive)

Leonard R. Fuller, 60	15	None

R. Clark Hooper, 60	18	JPMorgan Value Opportunities Fund

Richard G. Newman, 71	14	Sempra Energy; Southwest Water Company

Frank M. Sanchez, 63	13	None

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Abner D. Goldstine, 76	1985	Senior Vice President and Director, Capital
Vice Chairman of the Board		Research and Management Company

Paul G. Haaga, Jr., 57	1985	Vice Chairman of the Board, Capital Research
Vice Chairman of the Board		and Management Company; Director, The Capital Group Companies, Inc.[5]

John H. Smet, 50	1993	Senior Vice President, Capital Research and
President		Management Company; Director, American Funds Distributors, Inc.[5]

“Interested” trustees[4]
	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	trustee	Other directorships[3] held by trustee

Abner D. Goldstine, 76	13	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 57	16	None
Vice Chairman of the Board

John H. Smet, 50	2	None
President

The statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

Please see page 28 for footnotes.

Other officers

	Year first
	elected an	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
postion with fund	the fund¹	underwriter of the fund

Thomas H. Hogh, 43	2004	Vice President, Capital International Research, Inc.[5]
Vice President

Kristine M. Nishiyama, 36	2003	Vice President and Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company; Vice President and Counsel — Capital Bank and Trust Company[5]

Kimberly S. Verdick, 42	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Sharon G. Moseley, 38	2002	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Susi M. Silverman, 36	2001	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1 Trustees and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in U.S. Government Securities Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.72 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.78 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had lower annual expenses (by 0.06 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete August 31, 2006, portfolio of U.S. Government Securities Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

U.S. Government Securities Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects.

• An extensive global research effort
American Funds investment professionals search the world to gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

30 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
> U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds                  Capital Research and Management                Capital International                      Capital Guardian                      Capital Bank and Trust

Lit. No. MFGEAR-922-1006P

Litho in USA DD/L/8058-S7511

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Martin Fenton, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$62,000
2006	$69,000
b) Audit-Related Fees:
2005	None
2006	$754

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	$6,000
2006	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	$428,000
2006	$415,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	None
2006	$6,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2005	$27,000
2006	$9,000
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,167,000 for fiscal year 2005 and $721,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments
[logo - American Funds®]

U.S. Government Securities FundSM
Investment portfolio

August 31, 2006

Bonds & notes — 96.00%	Principal amount (000)	Market value (000)

MORTGAGE-BACKED OBLIGATIONS[1] — 46.74%
Government National Mortgage Assn. 7.50% 2009	$39	$39
Government National Mortgage Assn. 7.50% 2009	24	24
Government National Mortgage Assn. 9.00% 2009	150	153
Government National Mortgage Assn. 9.50% 2009	33	34
Government National Mortgage Assn. 7.50% 2011	86	88
Government National Mortgage Assn. 7.50% 2011	10	10
Government National Mortgage Assn. 5.50% 2013	116	116
Government National Mortgage Assn. 6.00% 2013	705	717
Government National Mortgage Assn. 6.00% 2014	418	424
Government National Mortgage Assn. 6.00% 2014	261	264
Government National Mortgage Assn. 6.00% 2014	124	126
Government National Mortgage Assn. 6.50% 2014	241	246
Government National Mortgage Assn. 6.50% 2014	220	224
Government National Mortgage Assn. 6.50% 2014	218	222
Government National Mortgage Assn. 6.50% 2014	167	171
Government National Mortgage Assn. 6.50% 2014	158	161
Government National Mortgage Assn. 6.50% 2014	144	147
Government National Mortgage Assn. 6.50% 2014	143	146
Government National Mortgage Assn. 6.50% 2014	123	125
Government National Mortgage Assn. 6.50% 2014	119	121
Government National Mortgage Assn. 6.50% 2014	94	96
Government National Mortgage Assn. 6.50% 2014	16	16
Government National Mortgage Assn. 6.50% 2014	15	15
Government National Mortgage Assn. 5.50% 2016	974	973
Government National Mortgage Assn. 5.50% 2016	546	545
Government National Mortgage Assn. 5.50% 2016	489	488
Government National Mortgage Assn. 5.50% 2016	483	483
Government National Mortgage Assn. 5.50% 2016	413	413
Government National Mortgage Assn. 5.50% 2016	381	381
Government National Mortgage Assn. 5.50% 2016	376	375
Government National Mortgage Assn. 5.50% 2016	361	361
Government National Mortgage Assn. 5.50% 2016	312	311
Government National Mortgage Assn. 5.50% 2016	222	222
Government National Mortgage Assn. 5.50% 2016	204	204
Government National Mortgage Assn. 5.50% 2016	196	196
Government National Mortgage Assn. 5.50% 2016	180	180
Government National Mortgage Assn. 5.50% 2016	128	128
Government National Mortgage Assn. 5.50% 2016	100	100
Government National Mortgage Assn. 6.00% 2016	1,286	1,303
Government National Mortgage Assn. 6.50% 2016	498	507
Government National Mortgage Assn. 6.50% 2016	471	480
Government National Mortgage Assn. 9.00% 2016	77	84
Government National Mortgage Assn. 5.50% 2017	4,918	4,910
Government National Mortgage Assn. 5.50% 2017	3,892	3,886
Government National Mortgage Assn. 10.00% 2019	1,401	1,576
Government National Mortgage Assn. 8.50% 2020	12	12
Government National Mortgage Assn. 8.50% 2021	67	73
Government National Mortgage Assn. 8.50% 2021	26	28
Government National Mortgage Assn. 10.00% 2021	441	500
Government National Mortgage Assn. 8.50% 2022	23	25
Government National Mortgage Assn. 8.50% 2022	22	24
Government National Mortgage Assn. 8.50% 2022	6	7
Government National Mortgage Assn. 5.00% 2034[2]	3,145	3,133
Government National Mortgage Assn. 5.00% 2034[2]	2,331	2,321
Government National Mortgage Assn. 4.00% 2035[2]	11,907	11,679
Government National Mortgage Assn. 4.00% 2035[2]	9,038	8,820
Government National Mortgage Assn. 4.00% 2035[2]	4,040	3,943
Government National Mortgage Assn. 4.00% 2035[2]	3,811	3,728
Government National Mortgage Assn. 4.50% 2035[2]	11,643	11,507
Government National Mortgage Assn. 4.50% 2035[2]	11,227	11,079
Government National Mortgage Assn. 5.00% 2035[2]	33,434	33,291
Government National Mortgage Assn. 5.00% 2035[2]	2,511	2,500
Government National Mortgage Assn. 5.50% 2035	23,531	23,274
Government National Mortgage Assn. 5.50% 2035	9,098	8,998
Government National Mortgage Assn. 6.00% 2035	22,402	22,570
Government National Mortgage Assn. 6.00% 2035	18,197	18,335
Government National Mortgage Assn. 6.00% 2035	13,644	13,747
Government National Mortgage Assn. 6.00% 2035	8,787	8,853
Government National Mortgage Assn. 6.00% 2035	2,083	2,099
Government National Mortgage Assn. 6.00% 2035	1,587	1,599
Government National Mortgage Assn. 6.00% 2035	1,410	1,421
Government National Mortgage Assn. 6.50% 2035	34,166	34,880
Government National Mortgage Assn. 6.50% 2035	20,692	21,124
Government National Mortgage Assn. 6.50% 2035	13,926	14,217
Government National Mortgage Assn. 6.50% 2035	12,474	12,742
Government National Mortgage Assn. 5.00% 2036	10,909	10,529
Government National Mortgage Assn. 5.00% 2036	8,528	8,241
Government National Mortgage Assn. 5.50% 2036	34,923	34,525
Government National Mortgage Assn. 5.50% 2036	29,506	29,169
Government National Mortgage Assn. 5.50% 2036	24,902	24,618
Government National Mortgage Assn. 5.50% 2036	11,917	11,781
Government National Mortgage Assn. 6.00% 2036	76,000	76,573
Government National Mortgage Assn. 6.00% 2036	25,000	25,180
Government National Mortgage Assn. 6.00% 2036	16,883	17,010
Government National Mortgage Assn. 6.00% 2036	8,488	8,552
Government National Mortgage Assn. 6.50% 2036	32,486	33,165
Government National Mortgage Assn. 6.50% 2036	26,997	27,561
Government National Mortgage Assn. 6.50% 2036	16,529	16,875
Government National Mortgage Assn. 6.50% 2036	3,369	3,440
Government National Mortgage Assn. 6.50% 2036	686	700
Government National Mortgage Assn., Series 2004-84, Class A, 3.624% 2017	7,753	7,500
Government National Mortgage Assn., Series 2004-19, 5.00% 2031	13,911	13,537
Government National Mortgage Assn., Series 2003-116, Class JD, 5.00% 2032	10,000	9,568
Government National Mortgage Assn., Series 2003-46, 5.00% 2033	10,000	9,536
Fannie Mae 8.50% 2007	6	6
Fannie Mae 8.50% 2008	4	4
Fannie Mae 7.00% 2009	41	41
Fannie Mae 7.00% 2009	35	35
Fannie Mae 9.00% 2009	19	19
Fannie Mae 7.00% 2010	349	353
Fannie Mae 8.50% 2010	23	24
Fannie Mae 7.00% 2011	27	27
Fannie Mae 9.50% 2011	23	24
Fannie Mae 8.50% 2013	10	10
Fannie Mae 8.50% 2014	12	12
Fannie Mae 7.00% 2017	234	239
Fannie Mae 10.50% 2018	1,921	2,189
Fannie Mae 12.00% 2019	747	851
Fannie Mae 6.00% 2021	685	693
Fannie Mae 6.00% 2021	528	535
Fannie Mae 6.00% 2021	472	478
Fannie Mae 9.50% 2022	64	70
Fannie Mae 11.092% 2025[2]	4,933	5,634
Fannie Mae 9.50% 2026	342	384
Fannie Mae 8.50% 2027	29	31
Fannie Mae 7.00% 2028	220	226
Fannie Mae 7.00% 2028	175	180
Fannie Mae 7.50% 2029	444	460
Fannie Mae 7.00% 2030	147	152
Fannie Mae 7.50% 2030	69	72
Fannie Mae 7.50% 2030	44	45
Fannie Mae 7.00% 2031	82	85
Fannie Mae 7.50% 2031	326	337
Fannie Mae 7.50% 2031	122	126
Fannie Mae 7.50% 2031	113	117
Fannie Mae 7.50% 2031	87	90
Fannie Mae 8.00% 2031	4,277	4,520
Fannie Mae 7.00% 2032	1,539	1,582
Fannie Mae 3.795% 2033[2]	3,866	3,797
Fannie Mae 4.181% 2033[2]	10,509	10,377
Fannie Mae 4.425% 2033[2]	4,759	4,704
Fannie Mae 4.48% 2035[2]	4,729	4,640
Fannie Mae 4.50% 2035[2]	2,901	2,846
Fannie Mae 4.578% 2035[2]	4,803	4,717
Fannie Mae 5.00% 2035	10,533	10,100
Fannie Mae 5.00% 2035	6,761	6,483
Fannie Mae 5.50% 2035	11,771	11,595
Fannie Mae 5.442% 2036[2]	8,286	8,261
Fannie Mae 5.50% 2036	16,805	16,502
Fannie Mae 5.50% 2036	394	387
Fannie Mae 5.588% 2036[2]	11,113	11,121
Fannie Mae 6.00% 2036	13,969	13,992
Fannie Mae 6.00% 2036	1,998	2,001
Fannie Mae 6.00% 2036	838	839
Fannie Mae 6.50% 2036	6,310	6,404
Fannie Mae, Series 1997-M5, Class C, ACES, 6.74% 2007	5,000	5,041
Fannie Mae, Series 1998-M6, Class A-2, ACES, 6.32% 2008	1,161	1,179
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	27,750	26,791
Fannie Mae, Series 2002-T11, Class A, 4.769% 2012	5,590	5,543
Fannie Mae, Series 35, Class 2, 12.00% 2018	26	29
Fannie Mae, Series 90-93, Class G, 5.50% 2020	91	90
Fannie Mae, Series 1992-119, Class Z, 8.00% 2022	310	328
Fannie Mae, Series 2001-4, Class NA, 11.906% 2025[2]	4,571	5,088
Fannie Mae, Series 1997-M6, Class ZA, 6.85% 2026	18,492	18,785
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	1,063	1,102
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	3,668	3,811
Fannie Mae, Series 2001-20, Class E, 9.611% 2031[2]	137	149
Fannie Mae, Series 2001-20, Class C, 12.015% 2031[2]	643	718
Fannie Mae, Series 2003-M2, Class D, 4.68% 2033[2]	11,000	9,729
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	12,817	12,356
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	18,750	18,575
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	8,040	6,086
Fannie Mae, Series 2006-83, Class AO, principal only, 0% 2036	5,812	4,230
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039	1,358	1,416
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	1,054	1,091
Freddie Mac 8.25% 2007	5	5
Freddie Mac 7.00% 2008	25	25
Freddie Mac 8.75% 2008	13	14
Freddie Mac 8.50% 2009	30	30
Freddie Mac 8.00% 2012	26	27
Freddie Mac 6.00% 2014	273	276
Freddie Mac 4.00% 2015	2,683	2,535
Freddie Mac 6.00% 2017	894	904
Freddie Mac 8.00% 2017	299	313
Freddie Mac 8.50% 2018	8	8
Freddie Mac 8.50% 2020	228	244
Freddie Mac 8.50% 2021	72	78
Freddie Mac 10.00% 2025	1,822	2,052
Freddie Mac 4.067% 2033[2]	8,860	8,711
Freddie Mac 4.605% 2035[2]	7,687	7,535
Freddie Mac 4.646% 2035[2]	12,154	11,916
Freddie Mac 5.00% 2035	13,538	12,989
Freddie Mac 5.00% 2035	8,574	8,226
Freddie Mac 5.00% 2035	6,845	6,566
Freddie Mac 5.50% 2035	3,360	3,302
Freddie Mac 5.50% 2035	3,345	3,287
Freddie Mac 6.00% 2036	68,117	68,240
Freddie Mac, Series 2356, Class GD, 6.00% 2016	7,940	8,088
Freddie Mac, Series 2289, Class NA, 11.964% 2020[2]	2,838	3,157
Freddie Mac, Series 178, Class Z, 9.25% 2021	84	88
Freddie Mac, Series 2289, Class NB, 11.528% 2022[2]	548	613
Freddie Mac, Series 1567, Class A, 4.665% 2023[2]	76	70
Freddie Mac, Series 1617, Class PM, 6.50% 2023	2,250	2,330
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	893	925
Freddie Mac, Series 3061, Class PN, 5.50% 2035	5,317	5,306
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	10,866	7,908
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	5,721	4,195
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	5,136	3,630
Paine Webber CMO, Series O, Class 5, 9.50% 2019[3]	269	291
		1,100,818

U.S. TREASURY BONDS & NOTES — 38.38%
U.S. Treasury 3.125% 2007	13,800	13,617
U.S. Treasury 3.75% 2007	46,000	45,641
U.S. Treasury 3.625% 2008[4]	12,753	12,918
U.S. Treasury 5.625% 2008	12,000	12,155
U.S. Treasury 3.625% 2009	75,125	72,977
U.S. Treasury 0.875% 2010[4]	10,495	9,969
U.S. Treasury 4.00% 2010	90,000	87,960
U.S. Treasury 5.75% 2010	21,435	22,252
U.S. Treasury 2.375% 2011[4]	52,693	52,901
U.S. Treasury 4.50% 2011	5,075	5,035
U.S. Treasury 4.875% 2011[5]	27,850	28,042
U.S. Treasury 5.00% 2011	23,500	23,862
U.S. Treasury 3.00% 2012[4]	4,119	4,286
U.S. Treasury 4.375% 2012	17,355	17,065
U.S. Treasury 3.625% 2013	42,000	39,408
U.S. Treasury 3.875% 2013[5]	43,500	41,495
U.S. Treasury 4.25% 2013	61,250	59,556
U.S. Treasury 12.00% 2013	10,000	11,348
U.S. Treasury 2.00% 2014[4,5]	11,227	11,026
U.S. Treasury 4.00% 2014	1,485	1,417
U.S. Treasury 4.25% 2014	13,000	12,588
U.S. Treasury 7.50% 2016	22,850	27,791
U.S. Treasury 8.125% 2019	8,000	10,460
U.S. Treasury 8.875% 2019[5]	20,100	27,531
U.S. Treasury 8.50% 2020	30,000	40,519
U.S. Treasury 7.875% 2021	18,000	23,425
U.S. Treasury 8.00% 2021	3,425	4,536
U.S. Treasury 2.375% 2025[4]	8,153	8,325
U.S. Treasury 6.50% 2026	9,825	11,748
U.S. Treasury 6.25% 2030	1,185	1,403
U.S. Treasury 5.375% 2031	14,896	15,848
U.S. Treasury 3.375% 2032[4]	7,841	9,794
U.S. Treasury 4.50% 2036	118,250	111,303
U.S. Treasury Principal Strip 0% 2011	5,285	4,206
U.S. Treasury Principal Strip 0% 2014	14,000	9,874
U.S. Treasury Principal Strip 0% 2019	21,790	11,831
		904,112

FEDERAL AGENCY BONDS & NOTES — 10.88%
Freddie Mac 5.75% 2009	9,000	9,162
Freddie Mac 5.50% 2011	60,725	61,989
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016	13,402	13,369
Small Business Administration, Series 2001-20K, 5.34% 2021[1]	3,307	3,332
Small Business Administration, Series 2001-20J, 5.76% 2021[1]	1,682	1,712
Small Business Administration, Series 2001-20F, 6.44% 2021[1]	5,344	5,541
Small Business Administration, Series 2002-20J, 4.75% 2022[1]	6,330	6,178
Small Business Administration, Series 2002-20K, 5.08% 2022[1]	6,560	6,507
Small Business Administration, Series 2003-20B, 4.84% 2023[1]	9,665	9,459
Small Business Administration, Series 2003-20J, 4.92% 2023[1]	8,452	8,298
Fannie Mae 4.75% 2007	38,200	37,997
Fannie Mae 5.25% 2007	11,250	11,249
United States Agency for International Development, Republic of Egypt 4.45% 2015	26,750	25,682
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	5,000	5,155
Federal Home Loan Bank 3.70% 2007	14,535	14,317
Federal Home Loan Bank 5.75% 2008	7,725	7,796
Federal Agricultural Mortgage Corp. 4.875% 2011[6]	10,750	10,641
Federal Agricultural Mortgage Corp. 5.125% 2011	3,500	3,500
Federal Agricultural Mortgage Corp. 5.50% 2011[6]	250	253
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., Series 2000-044-A, 3.74% 2015[1]	6,460	6,156
United States Government-Guaranteed Ship Financing Obligations, Rowan Companies, Inc. (Title XI) 5.88% 2012[1]	5,456	5,553
United States Government-Guaranteed, Perforadora Centrale SA de CV (Title XI) 4.92% 2018[1]	2,501	2,469
		256,315

Total bonds & notes (cost: $2,280,101,000)		2,261,245

	Principal amount	Market value
Short-term securities — 8.49%	(000)	(000)

U.S. Treasury Bills 4.845%-5.18% due 9/7-9/15/2006	$131,450	$131,252
U.S. Treasury Bills 4.988% due 11/24/2006[5]	15,373	15,197
Federal Home Loan Bank 4.98% due 9/1/2006	53,500	53,493

Total short-term securities (cost: $199,943,000)		199,942

Total investment securities (cost: $2,480,044,000)		2,461,187
Other assets less liabilities		(105,685)

Net assets		$2,355,502

1Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2Coupon rate may change periodically.
3Comprised of federal agency originated or guaranteed loans.
4Index-linked bond whose principal amount moves with a government retail price index.
5This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
6Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
The total value of all such restricted securities was $10,894,000, which represented 0.46% of the net assets of the fund.

MFGEFP-922-1006-S6845

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and
Board of Trustees of
The American Funds Income Series - U.S. Government Securities Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The American Funds Income Series - U.S. Government Securities Fund (the “Fund”) as of August 31, 2006, and for the year then ended and have issued our report thereon dated October 10, 2006, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2006 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

Deloitte & Touche, LLP
Costa Mesa, California
October 10, 2006

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating and Governance Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating and Governance Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN FUNDS INCOME SERIES

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: November 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: November 8, 2006

By /s/ Sharon G. Moseley
Sharon G. Moseley, Treasurer and Principal Financial Officer

Date: November 8, 2006